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The Mexico Fund, Inc.

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  Directors:

  Juan Gallardo T. -- Chairman
  Philip Caldwell
  Jose Luis Gomez Pimienta
  Claudio X. Gonzalez
  Robert L. Knauss
  Jaime Serra Puche
  Emilio Carrillo Gamboa

  Officers:

  Jose Luis Gomez Pimienta -- President
  Samuel Garcia-Cuellar -- Secretary
  Allan S. Mostoff -- Assistant Secretary
  Sander M. Bieber -- Assistant Secretary
  Carlos H. Woodworth -- Treasurer
  Alberto Osorio -- Finance Vice President
Eduardo Solano -- Investor Relations
                 Vice President

  Investment Adviser --

  Impulsora del Fondo Mexico, S.A. de C.V.

  Custodian --

  BBVA Bancomer, S.A.
  Comerica Bank

  Transfer Agent and Registrar --

  American Stock Transfer & Trust Company

  Counsel --

  Dechert
  Creel, Garcia-Cuellar y Muggenburg, S.C.

This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.


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                      ----------------------------------


                        -------------------------------









[LOGO] FM


                                  The Mexico
                                  Fund, Inc.

                                  (Unaudited)

                           -------------------------

                               Quarterly Report
                                 July 31, 2002

                          ---------------------------


                         -----------------------------



[LOGO] Mexico Fund logo

                      ----------------------------------
                             www.themexicofund.com

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


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The Mexico Fund, Inc.
Third Quarter Report
July 31, 2002

    Third Quarter Highlights

    . The Fund's fiscal 2002 third quarter ended July 31, 2002.

    . At July 31, 2002 the discount between the Fund's market price and its net asset value (NAV) was 7.4%. This compares with a discount of 10.5% at the end of the calendar 2001 and 15.2% one year ago.

    . The current crisis of confidence, however, among investors has led to declines in world stock markets during the quarter. Prices of companies listed on the Bolsa declined as well, with the IFCG Mexico Index, the Fund's benchmark, falling 24%.

    . During this third fiscal quarter, the Fund's market price and NAV decreased 20.8% and 21.0%/1/, respectively, reflecting the 24% decline in the Fund's benchmark.

    . The Mexican economy began to show signs of recovery, as gross domestic product (GDP) increased 2.1% during the second calendar quarter of 2002, the first positive growth in the last twelve months.

    . The Mexican currency market has shown some volatility and the Central
      Bank continues implementing a restrictive monetary policy to allow inflation to remain under control.




--------
/1/ This figure incorporates a positive effect generated by the Fund's first in-kind repurchase offer, equivalent to $0.43 per share or 2.4% of the NAV on the expiration date of the repurchase offer.

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The Mexico Fund, Inc.
Third Quarter Report
July 31, 2002


    Other Recent Highlights

    . Other factors that affected the performance of the Bolsa and most other international markets after the end of this reporting period were concerns surrounding a possible U.S. attack on Iraq, the presidential elections in Brazil and, locally, a potential strike at Pemex, the Mexican oil government-owned company (which was finally resolved favorably at the end of September).

    . The implementation of the Fund's first in-kind repurchase offer resulted in a further narrowing of the discount between the market price and the Fund's NAV, to 3.5% at the beginning of August. This is significantly lower than the double-digit discount levels that existed previously, which peaked at 33% two years ago.

    . Participation in the Fund's in-kind repurchase offers is not mandatory.
      The repurchase offers are not part of a plan to liquidate the Fund. The Fund's shares continue to be traded on the New York Stock Exchange (NYSE) during the in-kind repurchase offers.

    . The Fund's next in-kind repurchase offer is scheduled to commence on October 10, 2002. The repurchase offer will expire at 5:00 pm New York City time on October 31, 2002, the end of the Fund's fourth fiscal quarter. Future in-kind repurchase offers will be made on a periodic basis.

    The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

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The Mexico Fund, Inc.
To Our Shareholders:
--------------------------------------------------------------------------------
Economic Environment


The GDP of Mexico increased 2.1% during the second quarter of calendar 2002, when compared with the same period of 2001. This is the first increase following four consecutive quarters of declining economic activity. The strongest sectors of the economy were: construction, which grew 5.0%; financial, up 4.7%; electricity, gas and water, up 4.4%; transportation, up 2.9%; manufacturing, up 2.1%; personal services, up 1.8%; and the primary sector, composed of agriculture, fishery and livestock, up 1.1%. The only sector of the economy that contracted during this period was mining, which decreased 0.3%. The economic rebound continued into the summer, as industrial production increased 1.9% during July. Economists estimate that positive GDP growth of 1.58% will be registered during 2002 and approximately 3.84% during 2003.

The currency market has been volatile since late April as a result of the escalating crisis of confidence in international capital markets, concerns around the result of the presidential elections in Brazil and the risk of a strike at Pemex, Mexico's government-owned oil monopoly. Pemex's workers Union demanded a 15% wage increase and threatened to go on strike on October 2, 2002. A successful negotiation between the company and the trade union prevented this strike, which included a 5.5% wage increase plus 1.8% in fringe benefits.

The exchange rate of the Mexican peso against the dollar increased 4.4% during the Fund's third fiscal quarter, when it ended at a level of Ps. 9.7861. The events mentioned above have resulted in an even weaker Mexican currency, which at the end of September traded at a level of Ps. 10.23 per dollar. At the same time, Mexico's inflation rate reached 4.99% for the twelve months ended September 15, 2002, and the Central Bank continues implementing a restrictive monetary policy to mitigate the inflationary impact of a weaker currency, in an effort to meet an inflation target of 4.5% by the end of this year.

The combination of moderate inflation rates, the upgrading of the credit rating of Mexico's sovereign debt, the slow Mexican economy and low levels of U.S. interest rates all contributed to Mexican interest rates reaching historically low levels during April, when yields of 28-day Cetes (treasury bills) declined to 5.28%. Since then, however, interest rates have increased to 8.60% at the end of September, as a result of continued volatility in international markets, a restrictive monetary policy and the recent depreciation of the Mexican currency.

Mexico continues to be the second largest trade partner of the United States only after Canada. Total trade between Mexico

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and the United States amounted to $233 billion during 2001, a modest decrease from $247.6 billion in 2000. During the first seven months of 2002 total trade between Mexico and the U. S. was $132.6 billion, with a trade balance surplus for Mexico of $21.7 billion.

Fund's Performance & Portfolio Strategy

As previously mentioned, the recent negative performance of international stock markets extended to Mexico as well, resulting in a decline in the Fund's benchmark, the IFCG Mexico index, of 24.0% in dollar terms during the third fiscal quarter. The Mexico Fund's market price and NAV also declined by 20.8% and 21.0%/2/, respectively, during the same period. The Fund's investment adviser believes that as the improving fundamentals of the Mexican economy gain momentum, the valuation of the market will improve, resulting in increasing returns to investors.

The Fund's investment adviser directed portions of the Fund's investments this third fiscal quarter to Vitro (glass and home appliances producer), Desc, Alfa and Grupo Carso (conglomerates), Cemex (cement), Kimberly (pulp and paper), Televisa and TV Azteca (media and broadcasting) and Grupo Financiero BBVA Bancomer (GFB) (financial group). The expectation of a relatively better operating performance of domestic companies, rather than export-oriented companies supported some of these investments, as well as their superior growth prospects. To satisfy the IRS diversification requirements, the Fund had to rebalance its holdings of Telmex.

During the second quarter of calendar 2002, companies listed on the Bolsa reported a slight increase of 2.4% in sales on average, as compared to a year ago, mostly due to the mild economic recovery. However due to strict cost and expense controls, operating earnings surpassed analysts' expectations recording 8.8% average growth. Net earnings of the listed companies contracted 79.8% on average as a 10.1% decline in interest expense was offset by a 10.4% depreciation of the peso.

The Fund's investment adviser is continuing to research attractive investment opportunities in listed companies with solid financial fundamentals and attractive growth potential. This research includes small- and medium-sized Mexican companies that are listed on the Bolsa, but not easily available to foreign investors through ADRs or similar instruments traded abroad. Many of these companies' shares trade at volumes lower than those of shares of the Fund's current portfolio holdings. Since the end of its third fiscal

--------
/2/   See footnote 1.

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--------------------------------------------------------------------------------

quarter, the Fund's investment adviser has invested in several of these smaller and lesser known issuers and intends to continue accumulating positions in these companies in the near future. These companies will be reflected in the portfolio listing published during October 2002 on the Fund's web site in connection with the second in-kind repurchase offer (see below).

This Report includes, for your reference, a summary description of the Fund's ten largest holdings, which at the end of July 2002 represented approximately 70% of its total net assets. The Fund's investments are categorized according to the sector classification provided by the Mexican Stock Exchange.

The Fund has adopted a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index, provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

Currently, the only industry group that represents 20% or more of the value of the securities included in the IPC Index is the communications industry group. This industry category includes local, long-distance, and cellular telephone companies, as well as broadcast and media companies. Approximately 85% of this industry group is comprised of stocks of telecommunications companies. During the third fiscal quarter, the Fund's investment adviser continued its market weighting of the communications sector at 31.51%. This is compared with the communications industry group's weighting of 36.10% of the IPC index. The Fund's investment adviser will continue to evaluate the concentration in this industry and may choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

Further Restructuring Efforts Taken by the Board of Directors

On March 6, 2002, the Fund announced Board approval of a policy to conduct quarterly in-kind repurchase offers at no less than 98% of NAV for up to 100% of the Fund's outstanding shares. This policy is intended to provide additional liquidity to Fund shares and to reduce the discount at which Fund shares have been trading on the NYSE.

The implementation of the Fund's in-kind repurchase policy has contributed to a significant market discount reduction. The discount has fluctuated at levels of around 7% since the policy was announced, and even reached a level of 3.5%, significantly lower than the double digit levels pre-

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--------------------------------------------------------------------------------

viously registered, which peaked at 33% two years earlier. Your Fund continues to provide a convenient professionally managed product for investing in Mexico.

On October 7, 2002, the Securities and Exchange Commission granted the Fund's exemptive application which allows the Fund to conduct periodic in-kind repurchase offers for between 1% and 100% of the Fund's outstanding shares under the Investment Company Act of 1940. Under the terms of the exemptive application, the Fund's periodic repurchase offers will be less expensive and complicated than conducting the repurchase offers as tender offers under the Securities Exchange Act of 1934.

The Fund's next in-kind repurchase offer will be conducted from October 10, 2002 to October 31, 2002. The Fund is offering to repurchase its shares in an amount between 1% and 100% of the Fund's outstanding shares in exchange for a pro-rata portion of the Fund's portfolio securities. The Fund will repurchase shares at the Fund's NAV, reduced by a repurchase price adjustment of 2%, for a repurchase price of 98% of NAV. Shareholders will receive Mexican portfolio securities held by the Fund in exchange for their shares. The repurchase offer expires at 5:00 pm New York City time on October 31, 2002. The repurchase offer is not part of a plan to liquidate the Fund. Shareholder participation in the repurchase offer is not mandatory as shareholders can continue to purchase and sell Fund shares in cash transactions on the NYSE.

Investor Relations

The Fund's web site presents the Fund's market price and NAV per share on a same-day basis and provides a downloadable database containing the most important historical figures for the Fund. Also available is the complete history of dividend distributions made by the Fund and additional links to useful sites of Mexican government agencies, capital markets and listed companies. Web site visitors may now request online to receive via regular mail a copy of the Fund's Annual Report, Semi-Annual Report, and the most recent Quarterly and Monthly Summary Reports. We hope that the Fund's web site is a useful resource for information and we will continue working to improve it.

The Fund also has a toll-free telephone number that will provide you with the Fund's current NAV, quarterly reports and other Fund materials:

                                (800) 224-4134

The Fund also offers shareholders and the general public the ability to contact the Fund via e-mail with questions or requests for additional information about the Fund. Please direct your e-mail inquiries to:

    Investor Relations Office
    investor-relations@themexicofund.com

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


In addition to the quarterly reports published by the Fund, the Investment Adviser distributes a Monthly Summary Report with information about the Fund, the Mexican economy and the Bolsa. Interested persons may either access this report on the Fund's web site or receive it via regular mail. Please request this report through the Fund's web site or write to the Investment Adviser at:

    Impulsora del Fondo Mexico, sa de cv.
    77 Aristoteles St. 3/rd/ Floor
    Polanco
    11560 Mexico, D.F.
    Mexico

Information on the Fund's NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". The Fund's NYSE trading symbol is MXF.

The Fund's shares are also listed and traded on the Third Section
("Freiverkehr") of the Stuttgart Stock Exchange. Effective June 27, 2002, the Fund's German Domestic Tax Representative is:

        PricewaterhouseCoopers GmbH
        Wirtschaftsprufungsgesellschaft
        Marie-Curie-Strasse 24-28
        60439 Frankfurt am Main
        Postfach 50 06 36 60394
        Frankfurt am Main
        Germany

The Fund's Dividend Reinvestment Plan and Transfer Agent is:

        American Stock Transfer & Trust Company
        59 Maiden Lane - Plaza Level
        New York, NY 10038
        (212) 936-5100

Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (the "Plan") provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as participants in the Plan. If you do not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional shares. At a shareholder's request, the Plan Agent will sell the participant's shares and remit any proceeds to the participant, net of brokerage commissions. Shareholders who do not participate in the Plan will receive all distributions in cash. The Plan provides a convenient way to increase your holdings in the Common Stock through the reinvestment of distributions.

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--------------------------------------------------------------------------------


Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the Plan.

If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

    American Stock Transfer & Trust Company
    Attention: Dividend Reinvestment Department
    59 Maiden Lane - Plaza Level
    New York, NY 10038
    (212) 936-5100

Sincerely yours,

                     /s/ Jose Luis Gomez /s/ Juan Gallardo
                     Jose Luis Gomez     Juan Gallardo T.
                     Pimienta            Chairman of the
                     President           Board

October 7, 2002.

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Description of the Fund's Ten Largest Holdings as of July 31, 2002

1.  Wal-Mart de Mexico ("Walmex") (12.44%)

Walmex is the largest chain of retail stores in Mexico and has the dominant market position in the commercial sector of the country. The company is a subsidiary of the U.S. firm Wal-Mart Stores, Inc (NYSE: WMT). At the end of July 2002, Walmex had a total of 575 units in 54 cities in Mexico, which include supermarkets, retail stores and restaurants.

2.  Telefonos de Mexico ("Telmex") (12.41%)

Telmex is the major telecommunications company in Mexico, and with more than 13 million lines, provides local, domestic and international long-distance telephone services, internet access, wireless, data, audio and video transmission services. Telmex also provides telecommunication services in the United States.

3.  Cemex ("Cemex") (11.58%)

Cemex is the world's third largest cement producer, the largest trader of cement and the leading producer of white cement. The company also produces concrete mix, clinker and value added products. Cemex produces and operates in more than 30 countries around the world and has commercial relations with over 60 countries. Cemex is the leader in the cement markets of Mexico, Spain, Venezuela, Panama, Costa Rica, the Dominican Republic, Egypt and Colombia, and has an important market presence in the Caribbean, Indonesia, the Philippines and the southwest region of the United States.

4.  America Movil ("AMX") (8.85%)

AMX is the leading provider of wireless communications services in Latin America with over 27 million wireless subscribers. In Mexico AMX provides services in all regions of the country, including all major cities, and services approximately 85.5% of Mexico's population. The company has subsidiaries and joint ventures in the telecommunications sector in Guatemala, Ecuador, Argentina, Brazil, Colombia, Venezuela, the United States, Puerto Rico, Mexico and Spain. In addition, it has formed a new joint venture company with Bell Canada International Inc. and SBC International, Inc. that will serve as the principal vehicle for expansion in Latin America.

5.  Grupo Financiero BBVA -
     Bancomer ("GFBB") (4.86%)

Grupo Banco Bilbao Vizcaya Argentaria (BBVA), the largest financial group in Spain and the second bank in the Euro zone in terms of market capitalization, is GFBB's main stockholder. GFBB-BBVA's main subsidiary- is the leading financial

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--------------------------------------------------------------------------------

group in Mexico and the largest privately-owned financial institution in Latin America in terms of deposits and number of clients. GFBB operates as an universal banking institution.

6.  Fomento Economico Mexicano ("Femsa") (4.73%)

Femsa is Latin America's largest beverage company with exports to the United States, Canada, Latin America, Europe and the Far East. Founded in 1890, Femsa is the largest totally integrated producer of soft drinks and beer in Mexico and is the controlling company of Coca-Cola Femsa (KOF), one of the leading bottlers in Latin America. Femsa also operates the largest chain of convenience stores in Mexico (Oxxo), produces packaging materials and is an important bottler in Argentina. Brand names produced by Femsa include "Sol" beer, "Coca-Cola" and "Sidral Mundet".

7.  Grupo Televisa ("Televisa") (4.44%)

Televisa is the largest media company in the Spanish-speaking world and a major participant in the international entertainment industry. Televisa has interests in television production and broadcasting, international distribution of television programming, direct-to-home satellite services, publishing, cable television, radio production and broadcasting, professional sports and show business promotion, paging services, feature film production and distribution and special events promotion and dubbing. Televisa also has an unconsolidated equity stake in Univision (NYSE: UVN), the leading Spanish-language television company in the United States, and owns the "esmas.com" internet portal.

8.  Grupo Modelo ("Gmodelo") (4.00%)

Founded in 1925, GModelo is the leader in the production, distribution and sale of beer in Mexico with a market share in the domestic and export markets of approximately 60%. The group exports its products to 150 countries and owns 10 brand names, including Victoria, Modelo and Corona, the most popular beer imported in the United States. The company also imports and distributes in Mexico brand names of beer produced by its partner Anheuser-Busch, including Budweiser and Bud Light.

9.  Kimberly Clark de Mexico ("Kimber") (3.26%)

Kimberly Clark de Mexico S.A. de C.V. (KCM) manufactures and markets a wide array of paper-based products for the Mexican population including, disposable diapers, feminine-care pads, bathroom and facial tissue, napkins, kitchen towels, hand towels, school notebooks and office products. KCM also exports writing and printing papers to 14 countries.

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10. Grupo Bimbo ("Bimbo") (3.16%)

Established in 1945, Bimbo today is one of the most important baking company in terms of brand and trademark positioning, sales and production volume around the world. Bimbo is a leader in its area, with a presence in the United States and 16 countries in Latin America and Europe, offering over 750 products and 90 prestigious brands.

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The Mexico Fund, Inc.
Schedule of Investments as of July 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

                                                                                                                     Percent of
                                                                                                           Value        Net
Industries               Shares Held                    Common Stock (90.65%)                    Series   (Note 1)     Assets
-------------------------------------------------------------------------------------------------------------------------------
Cement Industry           7,745,691  Cemex, S.A. de C.V.........................................  CPO   $ 37,746,600   11.58%
-------------------------------------------------------------------------------------------------------------------------------
Communications            8,560,300  America Movil, S.A. de C.V.................................    A      5,423,392    1.66
                         36,632,900  America Movil, S.A. de C.V.................................    L     23,433,437    7.19
                   (a)    8,605,900  America Telecom, S.A. de C.V...............................   A1      5,056,552    1.55
                   (a)    8,605,100  Carso Global Telecom, S.A. de C.V..........................   A1      8,995,430    2.76
                   (a)   11,263,700  Grupo Iusacell, S.A. de C.V................................    V        850,581    0.27
                   (a)    9,416,314  Grupo Televisa, S.A........................................  CPO     14,490,930    4.44
                   (a)   10,812,700  TV Azteca, S.A. de C.V.....................................  CPO      4,021,850    1.23
                          8,560,200  Telefonos de Mexico, S.A. de C.V...........................    A     12,377,436    3.80
                         19,328,800  Telefonos de Mexico, S.A. de C.V...........................    L     28,086,320    8.61
                                                                                                        ------------   -----
                                                                                                         102,735,928   31.51
-------------------------------------------------------------------------------------------------------------------------------
Financial Groups   (a)   20,020,109  Grupo Financiero BBVA Bancomer, S.A. de C.V................    B     15,834,259    4.86
                   (a)    2,835,500  Grupo Financiero Banorte, S.A. de C.V......................    O      6,884,405    2.11
                   (a)    6,525,100  Grupo Financiero Inbursa, S.A. de C.V......................    O      5,740,909    1.76
                  (a)(b)         --  Grupo Financiero Scotiabank Inverlat Recovery
                                     Trust......................................................                  --    0.00
                                                                                                        ------------   -----
                                                                                                          28,459,573    8.73
-------------------------------------------------------------------------------------------------------------------------------
Food, Beverages           4,070,599  Fomento Economico Mexicano, S.A. de C.V....................  UBD     15,432,013    4.73
and Tobacco               5,636,000  Grupo Bimbo, S.A. de C.V...................................    A     10,303,189    3.16
                          5,675,500  Grupo Modelo, S.A. de C.V..................................    C     13,025,795    4.00
                                                                                                        ------------   -----
                                                                                                          38,760,997   11.89
-------------------------------------------------------------------------------------------------------------------------------
Holding Companies  (a)    3,830,700  Alfa, S.A. de C.V..........................................    A      7,085,118    2.17
                   (a)    2,686,300  Corporacion Interamericana de Entretenimiento, S.A. de C.V.    B      4,254,775    1.31
                          4,182,800  Desc, S.A. de C.V..........................................    B      2,393,566    0.73
                   (a)    2,821,200  Grupo Carso, S.A. de C.V...................................   A1      7,596,348    2.33
                          2,487,800  Vitro, S.A.................................................    A      2,720,130    0.83
                                                                                                        ------------   -----
                                                                                                          24,049,937    7.37
-------------------------------------------------------------------------------------------------------------------------------
Construction and   (a)    3,139,800  Consorcio ARA, S.A. de C.V.................................    *      4,597,678    1.41
Housing            (a)    4,055,400  Empresas ICA, Sociedad Controladora, S.A. de C.V...........    *        803,944    0.25
                                                                                                        ------------   -----
                                                                                                           5,401,622    1.66
-------------------------------------------------------------------------------------------------------------------------------
Pulp and Paper            4,415,080  Kimberly-Clark de Mexico, S.A. de C.V......................    A     10,615,754    3.26
-------------------------------------------------------------------------------------------------------------------------------
Retail Stores             2,893,400  Controladora Comercial Mexicana, S.A. de C.V...............  UBC      1,611,370    0.49
                          6,441,600  Grupo Elektra, S.A. de C.V.................................  CPO      5,608,203    1.72
                          6,106,093  Wal-Mart de Mexico, S.A. de C.V............................    C     14,213,711    4.36
                          9,743,600  Wal-Mart de Mexico, S.A. de C.V............................    V     26,355,044    8.08
                                                                                                        ------------   -----
                                                                                                          47,788,328   14.65
-------------------------------------------------------------------------------------------------------------------------------
                                     Total Common Stock (Identified Cost--$257,704,255).........        $295,558,739   90.65%
-------------------------------------------------------------------------------------------------------------------------------

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The Mexico Fund, Inc.
Schedule of Investments as of July 31, 2002 (Unaudited) -- (Continued)

--------------------------------------------------------------------------------

                                                                           Percent
                                                                 Value     of Net
Securities           Short-Term Securities (7.67%)              (Note 1)   Assets
----------------------------------------------------------------------------------
Repurchase BBVA Bancomer, S.A., 5.25%, dated 07/31/02, due
Agreements  08/01/02, repurchase price $9,184,139,
            collateralized by Bonos de Regulacion Monetaria.. $  9,182,799   2.82%
           Comerica Bank, 1.70%, dated 07/31/02, due
            08/01/02, repurchase price $487,620,
            collateralized by U.S. Government Agency
            Securities.......................................      487,598   0.15
Mexican    Nacional Financiera, S.N.C., 6.30% due 08/01/02...   12,264,436   3.76
Government Banco Nacional de Comercio Exterior, S.N.C.,
Securities  5.00% due 08/01/02...............................    3,066,168   0.94
                                                              ------------ ------
           Total Short-Term Securities (Identified
            cost--$25,001,001)...............................   25,001,001   7.67
           Total Investments (Identified cost--$282,705,256).  320,559,740  98.32
           Other Assets in Excess of Liabilities.............    5,485,612   1.68
           Net Assets Equivalent to $16.33 per share on
            19,969,057 shares of capital stock outstanding
            (Note 6)......................................... $326,045,352 100.00%
                                                              ============ ======

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 10 to Financial Statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------


The Mexico Fund, Inc.
Statement of Assets and Liabilities as of July 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

Assets:
Investments:
  Securities, at value (Note 1):
   Common stock (identified cost--$257,704,255)............................................. $295,558,739
   Short term securities (identified cost--$25,001,001).....................................   25,001,001
                                                                                             ------------
    Total investments (identified cost--$282,705,256).......................................              $320,559,740
Receivables from securities sold............................................................                 6,066,935
Interest receivable.........................................................................                     3,934
Prepaid Mexican withholding taxes (Note 1)..................................................                     3,962
                                                                                                          ------------
    Total assets............................................................................               326,634,571
                                                                                                          ------------
Liabilities:
Payable to Investment Advisor (Notes 2 and 3)...............................................                   296,481
Accrued expenses and other liabilities......................................................                   292,738
                                                                                                          ------------
    Total liabilities.......................................................................                   589,219
                                                                                                          ------------
Net Assets--Equivalent to $16.33 per share on 19,969,057 shares of capital stock outstanding
 (Note 7)...................................................................................              $326,045,352
                                                                                                          ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------


The Mexico Fund, Inc.
Statement of Operations (Unaudited) For the Nine Months Ended July 31, 2002

--------------------------------------------------------------------------------

Net Investment Income:
Income (Note 1):
  Dividends........................................................................................ $  10,861,255
  Interest and discounts earned....................................................................     2,289,619
                                                                                                    -------------
   Total income....................................................................................                $  13,150,874
Expenses:
  Investment advisory fee (Note 2).................................................................     4,017,217
  Administrative services (Note 3).................................................................       437,446
  Value-added taxes (Note 1).......................................................................       698,601
  Printing, distribution and mailing of shareholder reports........................................       436,502
  Legal fees.......................................................................................     1,247,739
  Directors' fees..................................................................................       238,550
  Directors' and Officers' expenses................................................................       109,772
  Audit and tax fees...............................................................................       130,596
  Custodian fees (Note 5)..........................................................................        67,299
  Transfer agent and dividend disbursement fees....................................................        15,750
  Shareholders' information........................................................................       624,685
  Stock exchange fees..............................................................................        36,208
  Insurance........................................................................................       116,486
  Miscellaneous....................................................................................       145,934
                                                                                                    -------------
   Operating expenses..............................................................................                    8,322,785
                                                                                                                   -------------
   Net investment income (Note 1)..................................................................                    4,828,089
                                                                                                                   -------------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
 Transactions:
Net realized gain (loss) on investments and foreign currency transactions (Notes 1 and 6):
  Proceeds from sales..............................................................................   657,394,498
  Cost of securities sold..........................................................................   457,391,681
                                                                                                    -------------
    Net realized gain on investments...............................................................   200,002,817
    Net realized gain from foreign currency transactions...........................................    (2,884,266)
                                                                                                    -------------
    Net realized gain on investments and foreign currency transactions.............................                  197,118,551

Increase (decrease) in net unrealized gain on investments and translation of assets and liabilities in foreign currency:
Investments:
  End of period (Note 6)...........................................................................    37,854,484
  Beginning of period..............................................................................   190,922,373
                                                                                                    -------------
   Decrease in net unrealized gain on investments..................................................  (153,067,889)
Translation of assets and liabilities in foreign currency:
  End of period....................................................................................       (44,015)
  Beginning of period..............................................................................       414,597
                                                                                                    -------------
Increase in net unrealized loss on translation of assets and liabilities in foreign currency.......      (458,612)
                                                                                                    -------------
Decrease in net unrealized gain on investments and translation of assets and liabilities in foreign
 currency..........................................................................................                 (153,526,501)
                                                                                                                   -------------
Net Increase in Net Assets Resulting from Operations...............................................                $  48,420,139
                                                                                                                   =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                         For the
                                                                                    Nine Months Ended     For the
The Mexico Fund, Inc.                                                                 July 31, 2002      Year Ended
Statements of Changes in Net Assets                                                    (Unaudited)    October 31, 2001
----------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations
Net investment income..............................................................   $   4,828,089    $   10,553,272
Net realized gain on investments and foreign currency transactions.................     197,118,551       121,890,520
Increase (decrease) in net unrealized gain on investments and translation of assets
 and liabilities in foreign currency...............................................    (153,526,501)     (225,335,608)
                                                                                      -------------    --------------
Net increase (decrease) in net assets resulting from operations....................      48,420,139       (92,891,816)
Dividends to shareholders from net investment income...............................      (6,086,589)       (5,901,512)
Dividends to shareholders from net realized gain on investments....................    (121,218,134)       (2,363,322)
                                                                                      -------------    --------------
                                                                                        (78,884,584)     (101,156,650)
From Capital Share Transactions (Note 8)
Repurchase of stock, at cost.......................................................    (458,047,473)      (58,001,876)
                                                                                      -------------    --------------
   Total decrease in net assets....................................................    (536,932,057)     (159,158,526)

Net Assets:
Beginning of period................................................................     862,977,409     1,022,135,935
                                                                                      -------------    --------------
End of period......................................................................   $ 326,045,352    $  862,977,409
                                                                                      =============    ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                           For the                  For the Year Ended October 31,
                                                         Nine Months  ---------------------------------------------------------
                                                            Ended
The Mexico Fund, Inc.                                   July 31, 2002
Financial Highlights                                     (Unaudited)     2001         2000       1999       1998        1997
-                                                       -             ----------------------------------------------------------

Per Share Operating Performance:
Net asset value, beginning of period...................   $  18.98    $  20.84    $    19.57   $  15.52  $  23.49    $    17.33
                                                          --------    --------    ----------   --------  --------    ----------
  Net investment income (Note1)........................       0.12        0.23**        0.18**     0.40      0.39**        0.40
  Net (loss) gain on investments and translation of
   foreign currency (Note 1)...........................      (0.40)      (2.31)**       1.10**     4.10     (7.48)**       6.16
                                                          --------    --------    ----------   --------  --------    ----------
Total from investment operations.......................      (0.28)      (2.08)**       1.28**     4.50     (7.09)**       6.56
                                                          --------    --------    ----------   --------  --------    ----------
Less Dividends:
  Dividends to shareholders from net investment
   income..............................................      (0.13)      (0.13)        (0.19)     (0.45)    (0.23)        (0.38)
  Dividends to shareholders from net realized gains on
   investments.........................................      (2.67)      (0.05)           --         --     (0.60)        (0.02)
                                                          --------    --------    ----------   --------  --------    ----------
Total dividends........................................      (2.80)      (0.18)        (0.19)     (0.45)    (0.83)        (0.40)
                                                          --------    --------    ----------   --------  --------    ----------
Capital Share Transactions:
  Effect on NAV of stock repurchased...................       0.43        0.40          0.18         --        --            --
  Capital charge resulting from issuance of
   fund shares.........................................         --          --            --         --     (0.05)           --
                                                          --------    --------    ----------   --------  --------    ----------
  Net asset value, end of period.......................   $  16.33    $  18.98    $    20.84   $  19.57  $  15.52    $    23.49
                                                          ========    ========    ==========   ========  ========    ==========
  Market value per share, end of period................   $  15.12    $  16.70    $    15.81   $  14.31  $  11.25    $    18.69
                                                          ========    ========    ==========   ========  ========    ==========
Total investment return based on market value per
 share.................................................       5.80%       6.64%        11.82%     31.92%   (36.70%)       35.03%
Ratios to Average Net Assets:
  Expenses.............................................       1.43%*      1.07%         0.96%      0.98%     0.93%         0.91%
  Net investment income................................       0.83%*      1.12%         0.78%      2.14%     1.87%         1.80%
Supplemental Data:
  Net assets at end of period (in 000's)...............   $326,045    $862,977    $1,022,136   $988,627  $783,775    $1,167,893
  Portfolio turnover rate..............................      28.22%      29.69%        22.27%      6.40%     3.69%         7.58%

--------
 * Annualized
** Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

The Mexico Fund, Inc.
Selected Quarterly Financial Data (Unaudited)

--------------------------------------------------------------------------------







Investment income...................................................................................
Net investment income (loss)........................................................................
Net realized gain on investments....................................................................
Net realized (loss) gain from foreign currency transactions.........................................
(Decrease) increase in net unrealized gain on investments...........................................
Increase (decrease) in net unrealized gain on translation
 of assets and liabilities in foreign currency......................................................
Net assets..........................................................................................

                                                                           (Amounts in thousands, except per share amounts)
                                                                     -----------------------------------------------------------
                                                                        Quarter Ended        Quarter Ended       Quarter Ended
                                                                        July 31, 2002       April 30, 2002     January 31, 2002
                                                                     -------------------  ------------------  ------------------
                                                                       Total    Per Share   Total   Per Share   Total   Per Share
                                                                     ---------  --------- --------  --------- --------  ---------
Investment income.................................................   $   6,899   $  0.35  $  3,387   $ 0.07   $  2,865   $ 0.06
Net investment income (loss)......................................   $   4,926   $  0.25  $   (323)  $(0.01)  $    225   $ 0.01
Net realized gain on investments..................................   $ 108,737   $  5.45  $ 39,475   $ 0.87   $ 51,791   $ 1.14
Net realized (loss) gain from foreign currency transactions.......   $  (3,537)  $ (0.18) $   (300)  $(0.01)  $    953   $ 0.02
(Decrease) increase in net unrealized gain on investments.........   $(266,998)  $(13.37) $  6,778   $ 0.15   $107,152   $ 2.36
Increase (decrease) in net unrealized gain on translation
 of assets and liabilities in foreign currency....................   $   1,247   $  0.06  $ (1,308)  $(0.03)  $   (398)  $(0.01)
Net assets........................................................   $ 326,045   $ 16.33  $939,718   $20.67   $895,395   $19.70

--------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The Mexico Fund, Inc.
Notes to Financial Statements--
July 31, 2002 (Unaudited)

--------------------------------------------------------------------------------
1. Operations and Significant Accounting Policies:

  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company. On October 16, 2000, the Fund received shareholder approval to convert from a diversified to a non-diversified investment company under the 1940 Act. The investment objective of the Fund is to seek long term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

  Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of operations in any business day. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund's valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

  Security transactions and investment income -- Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

  Foreign Currency -- The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos ("Ps.") was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at July 31, 2002 was Ps. 9.7861 to $1.00.

  The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

  Since the net assets of the Fund are determined based on the currency exchange rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

  Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of property, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

  Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

  Repurchase Agreements -- The Fund enters into repurchase agreements with approved institutions. The Fund's repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund's investment advisor monitors the credit standing of repurchase agreement counterparties. The fair value of the collateral is at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of July 31, 2002, the Company has received collateral of $9,670,397 related to these repurchase agreements.

  Realized gains and losses on investments -- Realized gains and losses on investments are determined on the identified cost basis.

  Taxes -- No provision has been made for U.S. income taxes for the nine months ended July 31, 2002, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its shareholders.

  The Fund is subject to Mexican withholding taxes in accordance with the Mexican Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. Such taxes will be applied to the shareholders upon payment of dividends by the Fund.

  The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

  Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican withholding taxes.

  Lending of portfolio securities -- During fiscal year 1998, the Board of Directors approved a securities lending program for the Fund. Merrill Lynch Portfolio Services, Inc. served as the lending agent for the Fund from August 1998 through August 1999.

  Cantor Fitzgerald & Co. served as the lending agent for the Fund from March 7, 2000 through September 29, 2000.

  Since September 29, 2000, the Fund has not been actively lending portfolio securities under this Program.

2. Investment Advisory Agreement:

  The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund's stated investment policies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


  On August 29, 2002, the Adviser paid to the Fund the amount of US $604,122. This amount represents a restoration to the Fund of the expenses explained in note 10, plus interest.

3. Administrative Services Agreement:

  Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The term of this agreement was renewed by the Board of Directors through August 31, 2002. The annual fee payable to the Adviser by the Fund under this agreement until June 30, 2001 was $350,000. Effective July 1, 2001, the Fund pays to the Adviser a monthly fee at the annual rate of 0.07% of average daily net assets, with a minimun amount of $350,000.

4. Mandate Agreement and Mandatory Party:

  On March 31, 1998, the Fund signed a Mandate Agreement with Bancomer. Under this Agreement, Bancomer acts as the Mandatory Party, performing certain activities related to the custody of the Fund's securities, that were previously performed under the trust agreement.

  The annual fee payable to Bancomer under this Agreement is denominated in Mexican pesos, which currently translates to approximately $50,119. Due to the nature of this Agreement, the fees paid to Bancomer are consolidated with the Fund's custodian fees.

5. Purchases and Sales of Investments:

  Purchases and sales of investments, excluding short-term securities, for the nine months ended July 31, 2002 were as follows:

                  Purchases
                  -------------------------------------------
                  Common Stock.................. $202,459,865
                                                 ------------
                   Total Purchases.............. $202,459,865
                                                 ============
                  Proceeds from Investments Sold
                  -------------------------------------------
                  Common Stock.................. $657,394,498
                                                 ------------
                   Total Sales.................. $657,394,498
                                                 ============

  Included in proceeds from investments sold, is $438,349,498 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $109,699,482. As a result, net realized gains differ for financial statements and tax purposes. These realized gains have been reclassed from undistributed realized gains on investments to additional paid in capital in the accompanying financial statements.

  As of July 31, 2002, net unrealized gains on investments in common stocks for Federal income tax purposes aggregated to approximately $39 million, of which approximately $89 million related to appreciated securities and approximately $50 million related to depreciated securities. The aggregate cost of investments in common stocks at July 31, 2002 for Federal income tax purposes was approximately $257 million.

6. Capital Stock:

  At July 31, 2002, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 19,969,057 shares were outstanding.

  The Fund offers a Dividend Reinvestment Plan ("Plan") to its shareholders. Fund shareholders are automatically enrolled as participants in the Plan unless they notify the Fund's transfer agent otherwise.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


  On December 10, 1997, the Board of Directors declared a stock dividend of $29,625,602. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore, on January 31, 1998 the Company issued 791,018 shares, which amounted to $15,078,787.

  As of July 31, 2002, net assets were comprised of the following:

              Common stock....................... $ 19,969,057
              Additional paid-in capital.........  233,675,693
              Accumulated net investment
                loss.............................  (10,169,696)
              Undistributed net realized gain on
                investments......................  44,759,823 (A)
              Unrealized appreciation of
                investments and translation of
                assets and liabilities in foreign
                currency.........................   37,810,475
                                                  ------------
                                                  $326,045,352
                                                  ============

--------
(A) $39,333,908 for Federal Income Taxes

  Dividends to shareholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States.

  On November 14, 2001, and December 18, 2001, the Fund declared a total of $2.8006 per share in gross cash dividends, the tax character of the dividend included $2.4251 of long term of capital gains and $0.3755 of ordinary income. Ordinary income includes short term capital gains and net investment income. Those dividends correspond to the fiscal year ended October 31, 2001 and were paid on January 2002.

  There were no significant differences between the book basis and tax basis of distributable earnings as of October 31, 2001.

  Accumulated net realized losses from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the tax code.

7. Capital Gains:

  Net realized gains from security transactions, are distributed annually to shareholders. Capital loss carryforwards, if any, will be used to offset future capital gains available for distribution.

8. Stock Repurchase Programs:

  On July 31, 2000, the Board of Directors announced a Stock Repurchase Program pursuant to which the Fund may purchase in the open market up to 5,050,693 shares of its stock at prevailing market prices. The Program started on August 7, 2000 and was completed on May 29, 2001. The Fund repurchased the authorized 5,050,693 shares at a cost of $80,739,445.

  On March 6, 2002, the Board of Directors of the Fund announced a policy contemplating quarterly "in-kind" repurchase offers at 98% of net asset value for up to 100% of the Fund's outstanding shares. The first such offer commenced on May 8, 2002 and expired on June 7, 2002. A total of 25,487,175 shares participated in the offer, equivalent to a total repurchase price of $458,047,473, including $700,000 of expenses related to the offer. These expenses were charged to capital. The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly the Fund reclassed $55,758,387 from undistributed net realized gain to additional paid in capital.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


9. Investments:

  As a result of significant losses incurred by Grupo Financiero Scotiabank Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the financial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capital stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled. The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement, the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of July 31, 2002, due to the uncertainty regarding its ultimate realization.

  According to the Bank Savings Protection Law, which was enacted on January 20, 1999, all assets of FOBAPROA have been transfered to a new entity called IPAB (Bank Savings Protection Institute). This transfer will not modify the market value assigned to the Recovery Trust.

10. Reimbursement of Expenses:

  As a result of the Fund's commitment to the repurchase program explained in note 8, Laxey Partners Limited ("Laxey") and Advantage Partners, L.P. withdrew proposals that had been presented for consideration at the Fund's annual shareholders meeting. The Fund agreed to reimburse Laxey for its fees and expenses in connection to its proxy solicitation, in the amount of $600,000. Such amount is included in the Statement of Operations as follows:

                 Legal fees........................... $345,000
                 Shareholders' information............  210,000
                 Miscellaneous........................   30,000
                 Printing, distribution and mailing of
                   shareholder reports................   15,000
                                                       --------
                                                       $600,000
                                                       ========